UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:	811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/15 - 6/30/15

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

DISCOVERING OPPORTUNITIES

MIDASFUND MIDASMAGIC MIDAS PERPETUAL PORTFOLIO
2015
MIDAS FUNDS JUNE 30 SEMI-ANNUAL REPORT

MIDAS
INVESTING
PHILOSOPHY
We believe that a quality investing approach can provide an important advantage in volatile markets.
We also believe that personal investment planning can be successful by following three simple rules.
• Follow a regular monthly investment plan.
• Manage risk by diversifying among investments.
• Commit to a long term investing approach.

MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
(Ticker: MIDSX)	(Ticker: MISEX)	(Ticker: MPERX)

Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.

Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.

Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks.

LETTER TO SHAREHOLDERS

Have you had a chance to look over the 268 page “A Citizen’s Guide to the 2014 Financial Report of the U.S. Government”(1) published in February 2015 by the U.S. Treasury Department and the Office of Management and Budget? No? Well, it’s pretty scary, and not recommended for bedtime reading. But, it contains important information for investors considering financial plans: “Between 2022 and 2037, however, increased spending for Social Security and health programs due to the continued retirement of the baby boom generation and increases in the price of health care services is expected to cause primary surpluses to steadily deteriorate and become a primary deficit starting in 2030.” What’s a “primary deficit?” The footnote explains that means run out of money, when only a smaller percentage of promised benefits can be paid and only from taxes that can be collected from people working at that time. Tax payments made by working people today are expected to be all gone.

Medicare is projected to “remain solvent until 2030,” at which time only 85% of benefits can be paid, Social Security until 2033, when benefits would drop to 77% of promised, and Disability Insurance reserves deplete by the end of 2016 when only 81% of scheduled benefits can be paid. The Guide blandly calls this a “fiscal gap.”

The Guide offers words of wisdom, however, when discussing how to deal with the fiscal gap and the “well-being of future generations. For example, relative to a policy that begins immediately, if action is delayed by 10 years, it is estimated that the magnitude of reforms necessary to close the … fiscal gap will increase by nearly 20 percent; if action is delayed by 20 years, the magnitude of reforms necessary will increase by nearly 50 percent. Future generations are harmed by a policy delay .…”

What is the wisdom for investors considering financial plans? To us at Midas, the wisdom is that investors should likewise create their own financial “policy” that begins immediately. The policy would include a sound, long term investment plan seeking to meet their future retirement, medical, and similar expenses. Delay will likely make the task only more difficult.

START A LONG TERM INVESTMENT PLAN WITH QUALITY

At Midas, we think a long term investment plan starts with quality investing. By quality investing, we mean seeking investments in established companies with track records of success that could be better positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses. Seeking quality in this manner can sustain an investor’s focus on long term results. That’s why Midas Magic seeks to include in its portfolio some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features. Midas Perpetual Portfolio seeks portfolio strength through investments in precious metals, stocks of large growth companies and “hard asset” companies, and Swiss bonds.

DIVERSIFY TO MANAGE EMOTIONAL AND INVESTMENT RISK

Market volatility, both up and down, can cause investors to shelve plans developed during calmer times. Overall portfolio diversification can help moderate emotional swings, and mitigate the impact of any one negative financial or economic event. In this connection, the three Midas Funds have been designed with differing investment objectives and policies. Midas Magic seeks capital appreciation. Midas Fund seeks primarily capital appreciation and protection

(1)https://www.fiscal.treasury.gov/fsreports/rpt/finrep/finrep14/citizenguide/fr_citizen_guide.htm

1 MIDAS SEMI-ANNUAL REPORT 2015

against inflation and, secondarily, current income. Midas Perpetual Portfolio seeks to preserve and increase the purchasing power value of its shares. Of course, there can be no assurance that a Fund will achieve its objective. Interestingly, Midas Perpetual Portfolio seeks to regularly “re-balance” the allocation of its portfolio to increase its relative investment in currently out of favor but, hopefully, better value opportunities.

“The wisdom is that investors should likewise create their own financial ‘policy’ that begins immediately”

FOLLOW THROUGH WITH REGULAR MONTHLY INVESTING

The Midas Bank Transfer Plan can assist investors follow through on a plan to invest regularly. With the Transfer Plan, you decide now to invest a certain amount each month in the future for as long as you like and Midas will automatically transfer the money from your bank account for investment in your designated Midas account. Investing the same amount regularly can reduce anxiety over investing in a rising or falling market or buying all of your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market or eliminate the risk of permanent loss, we believe it can result in a lower average cost for your purchases. You should consider your ability to continue your purchases through periods of low price levels before undertaking such a strategy.

START YOUR INVESTMENT PLAN TODAY –
OPENING AN ACCOUNT WITH MIDAS IS EASY AND CONVENIENT

It’s easy to open a Midas account, and you can do it online. Just visit MidasFunds.com and click “Open an Account” at the top menu bar. Whether to establish a regular individual or joint account, a Traditional or Roth IRA for your retirement planning, or to create a Coverdell Education Savings Account for your child, just follow the step-by-step instructions to open a new account and start investing with Midas today. Once you’ve opened your account, you’ll have access to THE MIDAS TOUCH® at MidasFunds.com for free, 24-hour access to your Midas account and free electronic delivery of your Midas account statements, shareholder reports, prospectuses, and other updates. If you have any questions about the Midas Family of Funds or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432).

Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill

President

MIDAS SEMI-ANNUAL REPORT 2015 2

MIDAS FUND
	Portfolio Commentary	June 30, 2015 (Unaudited)

We are very pleased to submit this 2015 Semi-Annual report and to welcome new shareholders who have invested in Midas Fund directly or through one of the many brokerage firms making the Fund available to its customers. Midas Fund seeks its investment objectives of primarily capital appreciation and protection against inflation and, secondarily, current income by investing primarily in gold, silver, platinum, and other natural resources companies, and bullion.

GOLD PRICES, FINANCIAL MARKETS,

AND INVESTOR SENTIMENT

During the first six months of 2015, the gold price averaged about $1,205 per ounce (all prices are based on the London p.m. fix) with a low of $1,147 in March and a high of $1,295 in January, ending down about 2.9% from the start of the year. Other metals recorded similar results in the first six months of the year, with silver down about 0.5%, copper down 7.3%, and aluminum down 11.4%. Regarding inflation, over the 12 months through May 2015, the Consumer Price Index for All Urban Consumers was unchanged (i.e. no inflation, before seasonal adjustment). On an unadjusted basis, the Producer Price Index for final demand actually declined 0.7% for the 12 months ended in June, the fifth straight 12 month decrease. Although the financial markets for general equities was generally stable, with the Dow Jones Industrial down about 1.1%, the market for precious metals and resource companies fell to depressed levels. At Midas, however, we believe that markets are cyclical in nature and that investor enthusiasm tends to wax and wane, often reflecting past trends rather than current value. In any event, at current prices, many mining and natural resource company shares appear to us to offer good value and attractive upside potential.

FUND INVESTMENT STRATEGIES

During this challenging period, the Fund’s strategy was to make opportunistic sales and hold the proceeds in cash until market sentiment appeared to stabilize. Early in the year, the Fund sold its holding of Freeport-McMoRan Inc. over concerns of its debt liabilities and exposure to the energy sector arising out of acquisition activity in the prior year. Later in the first half, as shares of major gold producer Newmont Mining Corporation made near term highs, the Fund reduced its portfolio weighting, and simultaneously sold its shares of financially leveraged Kinross Gold Corporation, which had come to increasingly rely on its mines in Russia. Using the Fund’s cash reserves, a new addition to the portfolio is Minerals Technologies Inc., a resource and technology based growth company with a recent acquisition offering potentially increasing revenue and cash flow. The Fund’s total return in the period was (6.60)%, outperforming both the NYSE ARCA Gold Bugs Index and the PHLX Gold/Silver Sector Index with, respectively, (8.82)% and (7.53)% losses in the same period.

THE OUTLOOK FOR THE YEAR

In our view, the macroeconomic support for higher gold prices has not disappeared: U.S. economic monetary policies of ultralow Fed target interest rates and massive fiscal imbalances. In this environment, and using its core strategy of “quality, with growth,” Midas Fund will remain focused on what we view as premier quality gold mining and other natural resource companies. By seeking quality investments with solid growth potential, we seek to address the risks inherent in the sector, yet position Midas Fund to benefit from positive trends.

1	SSgA Money Market Fund	6	BHP Billiton Limited
2	Rio Tinto plc ADR	7	Agnico Eagle Mines Limited
3	Randgold Resources Limited ADR	8	Newmont Mining Corporation
4	Detour Gold Corp.	9	Platinum Group Metals Ltd.
5	Goldcorp Inc.	10	Alamos Gold Inc.

Top Ten Holdings comprise approximately 68% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

3 MIDAS SEMI-ANNUAL REPORT 2015

MIDAS MAGIC
	Portfolio Commentary	June 30, 2015 (Unaudited)

We are pleased to submit this 2015 Semi-Annual Report for Midas Magic and to welcome our new shareholders who believe the Fund’s quality approach to investing makes it attractive for long term financial planning. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., stocks, bonds, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage. To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy and, during periods anticipated to be less favorable, the Fund may take a defensive position.

ECONOMIC AND FINANCIAL REPORT

At the June 2015 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the staff’s review of the economic situation suggested that real gross domestic product (GDP) was “increasing moderately in the second quarter after edging down in the first quarter.” The staff viewed labor market conditions as having improved in recent months, citing an unemployment rate of 5.5% in May and small gains in labor force participation, the employment-to-population ratio, the share of workers employed part time for economic reasons, and the rate of private-sector job openings. Interestingly, the continuing rise of real disposable income and increases in households’ net worth as equity prices and home values improve seems to be having a positive impact on consumer sentiment, which under some measures is approaching its highest levels since 2007.

INVESTMENT DISCIPLINE; FLEXIBLE STRATEGIES

In this economic environment, the Fund’s disciplined strategy has been to seek investments in primarily large, strong companies, with an aggressive orientation towards stocks with financial services businesses. Although the Fund’s portfolio companies typically enjoy global operations, in view of recent strength in the U.S. dollar, the Fund increased its holding of foreign companies with sales within the United States. Given unfavorable seasonality and complacent investor sentiment, the Fund has recently reduced its concentrated positions, eliminated leverage, and raised cash. The overall Fund portfolio, as compared with the S&P 500, has a greater weighting towards financial services, and less to economically sensitive and defensive sectors such as energy and consumer products in expectation of higher interest rates. In first six months of 2015, the Fund’s total return was (0.74)%, including the reinvestment of dividends, compared to the S&P 500 Index return of 1.23%. Fund returns were benefitted by Google and Kimball International (furniture manufacturer special situation) and hindered in part by the underperformance of NorthStar Asset Management, which, although reporting disappointing quarterly results, we believe to have attractive longer term prospects.

INVESTMENT OUTLOOK AND POSITIONING

Equity markets appear to us to be reflecting investor caution over the potential impact of higher interest rates on the economy in 2016. Of some concern to us is ebullient consumer sentiment, which can be associated with market corrections. Investors should expect market volatility through the second half of the year. Our current view of financial markets suggests that the Fund may benefit during the balance of the year from its flexible portfolio approach, including both aggressive and speculative investment techniques, as well as defensive positioning, as deemed appropriate.

1	MasterCard Incorporated	6	General Electric Company
2	Berkshire Hathaway, Inc. Class B	7	Daimler AG
3	JPMorgan Chase & Co.	8	Cisco Systems, Inc.
4	Johnson & Johnson	9	Becton, Dickinson and Company
5	Google Inc. Class A	10	Juniper Networks, Inc.

Top Ten Holdings comprise approximately 68% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

MIDAS SEMI-ANNUAL REPORT 2015 4

MIDAS PERPETUAL PORTFOLIO
	Portfolio Commentary	June 30, 2015 (Unaudited)

Midas Perpetual Portfolio’s investment objective is to preserve and increase the purchasing power value of its shares over the long term. The Fund uses a core “asset allocation” strategy to seek its investment objective. The Fund’s asset allocations and target percentage ranges are gold (10-30%); silver (0-20%); Swiss franc assets (10-30%); hard asset securities (15-35%); and large capitalization growth stocks (15-35%). We are delighted to submit this 2015 Semi-Annual Report and to welcome our new shareholders who find the Fund’s objective and strategy attractive.

ECONOMIC AND MARKET REPORT

The U.S. Federal Reserve Bank’s board members and bank presidents generally project a 2015 change in real U.S. GDP in a range of 1.8-2.0%, increasing to 2.4-2.7% for 2016. Likewise, the World Bank’s outlook for the global economy anticipates expansion by 2.8% this year and 3.3% in 2016, as compared to projections it made last year of 3.4% and 3.5% global growth in 2015 and 2016, respectively. Real GDP growth has slowed in China to a 7.1% level and economic recovery appears to be gaining momentum in the Euro Area and Japan. Risks to the world economy recently identified by the World Bank include the expected rise in U.S. interest rates, diminishing improvement in credit ratings for emerging markets, especially in oil exporting countries, financial market volatility, and declining capital flows. In summary, recent broad economic data appears generally positive for the U.S. and developed countries, but the ongoing strength of the U.S. dollar may have a strong negative impact on U.S. trading partners, especially developing countries. Investors should expect market volatility through the second half of the year.

INVESTMENT DISCIPLINE; FLEXIBLE STRATEGIES

Through this uncertain period, Midas Perpetual Portfolio sought to adhere to its core strategy and, at June 30, 2015, its approximate portfolio asset allocation percentages were gold (24%), silver (7%), Swiss franc assets (27%), hard asset securities (20%), and large capitalization growth stocks (32%), with leverage and other net assets, 10%. Over the first half, the Fund increased its allocation to large capitalization growth stocks with global leaders in technology, financial services, and tobacco. The Fund also reduced its gold holdings and sold some hard asset securities in mining industries and replaced them with real estate and large energy company shares. In the first six months of 2015, the Fund’s total return was (2.02)%, including the reinvestment of dividends, compared to the S&P 500 Index return of 1.23%. The Fund’s returns were benefited when its hard asset securities investment in Syngenta AG (a global leader in crop-protection products), since sold, rose following a takeover bid, but were hampered by a decline in the shares of Sociedad Química y Minera de Chile S.A., following a corruption scandal, from which we believe the company will recover.

CONTACT US FOR INFORMATION AND SERVICES

Midas Perpetual Portfolio’s long term investment objective and asset allocation strategy makes it attractive for investment through our Traditional and Roth IRAs, Health Savings Accounts, and also our Education Savings Accounts. For information, simply give us a call toll free at 1-800-400-MIDAS (6432) and we will be delighted to provide such information to you, a friend, or a relative, or access the information and open your account online at www.MidasFunds.com.

1	SPDR Gold Trust	6	Merck & Co., Inc.
2	Switzerland Government 2.50% Notes, due 3/12/16	7	Twenty-First Century Fox, Inc. Class A
3	Switzerland Government 3.00% Notes, due 1/8/18	8	Wal-Mart Stores, Inc.
4	iShares Silver Trust	9	Volkswagen AG
5	International Business Machines Corporation	10	Loews Corp.

Top Ten Holdings comprise approximately 77% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

5 MIDAS SEMI-ANNUAL REPORT 2015

ALLOCATION OF PORTFOLIO HOLDINGS*
	Portfolio Commentary	June 30, 2015 (Unaudited)

MIDAS FUND

- Major Precious Metals Producers (44.11%)
- Intermediate Precious Metals Producers (18.34%)
- Junior Precious Metals Producers (4.31%)
- Exploration and Project Development Companies (9.33%)
- Other Natural Resources Companies (12.12%)
- Money Market Fund (12.42%)

MIDAS MAGIC**

- Cigarettes (2.25%)
- Computer Communications Equipment (6.40%)
- Computer & Office Equipment (2.28%)
- Electronic & Other Electrical Equipment (7.60%)
- Fire, Marine & Casualty Insurance (21.27%)
- Information Retrieval Services (6.82%)
- Investment Advice (6.13%)
- Motor Vehicles & Passenger Car Bodies (6.45%)
- National Commercial Banks (11.58%)
- Pharmaceutical Preparations (8.56%)
- Retail - Drug Stores and Proprietary Stores (2.49%)
- Retail - Family Clothing Stores (2.07%)
- Services - Business Services (19.66%)
- Services - Medical Laboratories (2.38%)
- Services - Prepackaged Software (2.05%)
- Surgical & Medical Instruments & Apparatus (2.98%)
- Wholesale - Electronic Parts & Equipment (2.02%)
- Other (11.74%)

MIDAS PERPETUAL PORTFOLIO

- Gold (24.40%)
- Silver (6.93%)
- Swiss Franc Assets (27.43%)
- Hard Asset Securities (20.52%)
- Large Capitalization Growth Stocks (32.10%)

* Each Fund's allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.

** Allocations less than 2% are combined into "Other."

MIDAS SEMI-ANNUAL REPORT 2015 6

ABOUT YOUR FUND’S EXPENSES
(Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or small account fees. Therefore, the line labeled “hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period January 1-June 30, 2015(a)	Annualized Expense Ratio
MIDAS FUND
Actual	$1,000.00	$939.39	$19.57	4.07%

Hypothetical (b)	$1,000.00	$1,004.61	$20.23	4.07%
MIDAS MAGIC
Actual	$1,000.00	$992.62	$19.91	4.03%

Hypothetical (b)	$1,000.00	$1,004.81	$20.03	4.03%
MIDAS PERPETUAL PORTFOLIO
Actual	$1,000.00	$979.80	$21.50	4.38%

Hypothetical (b)	$1,000.00	$1,003.07	$21.75	4.38%

(a)   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b) Assumes 5% total return before expenses.

7 MIDAS SEMI-ANNUAL REPORT 2015

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	June 30, 2015 (Unaudited)

Common Stocks (88.21%)
Shares		Value

Major Precious Metals Producers (44.11%)

25,712	Agnico Eagle Mines Limited	$729,450
55,000	AngloGold Ashanti Ltd. ADR (a) (b)	492,250
45,000	Compania de Minas Buenaventura S.A.A.(b)	467,100
55,000	Goldcorp Inc. (a)	891,000
31,050	Newmont Mining Corporation	725,328
15,000	Randgold Resources Limited ADR (a)	1,004,250
27,500	Rio Tinto plc ADR (a)	1,133,275
115,000	Yamana Gold Inc.	345,000

		5,787,653

Intermediate Precious Metals Producers (18.34%)

200,000	B2Gold Corp. (b)	306,000
85,000	Detour Gold Corp. (a) (b)	978,373
125,000	Eldorado Gold Corp. Ltd. (a)	517,500
125,000	New Gold Inc. (b)	336,250
1,145,001	Resolute Mining Ltd. (a) (b)	268,414

		2,406,537

Junior Precious Metals Producers (4.31%)

100,000	Alamos Gold Inc. (a)	566,302

Exploration and Project Development Companies (9.33%)

137,596	Ivanhoe Mines Ltd. Class A (b) (c)	79,354
50,899	Ivanhoe Mines Ltd. Class B (b) (c)	29,354
500,000	Northern Dynasty Minerals Ltd. (a) (b)	170,000
1,500,000	Platinum Group Metals Ltd. (a) (b)	600,000
1,000,000	Romarco Minerals Inc. (a) (b)	345,500

		1,224,208

Other Natural Resources Companies (12.12%)

19,000	BHP Billiton Limited (a)	773,490
8,000	Minerals Technologies Inc.	545,040
17,500	Osisko Gold Royalties Ltd.	220,353
7,600	South32 Limited (b)	50,996

		1,589,879

Total common stocks (Cost $32,412,582)		11,574,579

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2015 8

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	(Unaudited) concluded

Shares		Value

Money Market Fund (12.42%)

1,629,292	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $1,629,292)	$1,629,292

Total investments (Cost $34,041,874) (100.63%)		13,203,871

Liabilities in excess of other assets (-0.63%)		(82,915)

Net assets (100.00%)		$13,120,956

(a)

All or a portion of these securities have been pledged as collateral and held in a segregated account pursuant to the Committed Facility Agreement. As of June 30, 2015, the value of securities pledged as collateral was $7,516,604 and there were no securities on loan under the lending agreement.

(b)	Non-income producing.
(c)	Illiquid and/or restricted security that has been fair valued.
ADR	means “American Depositary Receipt.”

See Notes to Financial Statements.
9 MIDAS SEMI-ANNUAL REPORT 2015

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	June 30, 2015 (Unaudited)

Common Stocks (124.73%)
Shares		Value

Cable & Other Pay Television Services (1.81%)

4,000	Viacom Inc. (a)	$258,560

Cigarettes (2.25%)

4,000	Philip Morris International, Inc.	320,680

Computer Communications Equipment (6.40%)

20,000	Cisco Systems, Inc. (a)	549,200
14,000	Juniper Networks, Inc.	363,580

		912,780

Computer & Office Equipment (2.28%)

2,000	International Business Machines Corporation	325,320

Electronic & Other Electrical Equipment (7.60%)

36,000	General Electric Company (a)	956,520
5,000	Koninklijke Philips N.V.	127,300

		1,083,820

Fire, Marine & Casualty Insurance (21.27%)

20,000	Berkshire Hathaway, Inc. Class B (a) (b)	2,722,200
6,000	W.R. Berkley Corporation	311,580

		3,033,780

Information Retrieval Services (6.82%)

1,800	Google Inc. Class A (a) (b)	972,072

Investment Advice (6.13%)

13,000	Apollo Global Management, LLC	287,950
40,000	Fortress Investment Group LLC	292,000
6,000	Franklin Resources, Inc. (a)	294,180

		874,130

Leather & Leather Products (1.45%)

6,000	Coach, Inc. (a)	207,660

Motor Vehicles & Passenger Car Bodies (6.45%)

10,000	Daimler AG	919,700

National Commercial Banks (11.58%)

19,400	JPMorgan Chase & Co. (a)	1,314,544
6,000	Wells Fargo & Company (a)	337,440

		1,651,984

Office Furniture (1.92%)

22,500	Kimball International Inc. Class B	273,600

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2015 10

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	(Unaudited) continued

Shares		Value

Petroleum Refining (1.75%)

3,000	Exxon Mobil Corp. (a)	$249,600

Pharmaceutical Preparations (8.56%)

11,000	Johnson & Johnson (a)	1,072,060
3,000	Sanofi ADR	148,590

		1,220,650

Printed Circuit Boards (1.73%)

16,875	Kimball Electronics, Inc. (b)	246,206

Real Estate (1.30%)

10,000	NorthStar Asset Management Group Inc.	184,900

Real Estate Investment Trusts (1.78%)

8,000	Tanger Factory Outlet Centers, Inc.	253,600

Retail - Drug Stores and Proprietary Stores (2.49%)

4,000	Express Scripts Holding Company (a) (b)	355,760

Retail - Family Clothing Stores (2.07%)

7,750	The GAP, Inc.	295,817

Services - Business Services (19.66%)

30,000	MasterCard Incorporated	2,804,400

Services - Medical Laboratories (2.38%)

2,800	Laboratory Corporation of America Holdings (a) (b)	339,416

Services - Prepackaged Software (2.05%)

10,000	CA, Inc. (a)	292,900

Surgical & Medical Instruments & Apparatus (2.98%)

3,000	Becton, Dickinson and Company (a)	424,950

Wholesale - Electronic Parts & Equipment (2.02%)

7,000	Avnet, Inc.	287,770

Total common stocks (Cost $10,272,752)		17,790,055

See Notes to Financial Statements.
11 MIDAS SEMI-ANNUAL REPORT 2015

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	(Unaudited) concluded

Shares		Value

Money Market Fund (0.03%)

4,961	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $4,961)	$ 4,961

Total investments (Cost $10,277,713) (124.76%)		17,795,016

Liabilities in excess of other assets (-24.76%)		(3,531,886)

Net assets (100.00%)		$14,263,130

(a)

All or a portion of these securities have been pledged as collateral and held in a segregated account pursuant to the Committed Facility Agreement. As of June 30, 2015, the value of securities pledged as collateral was $10,347,062 and there were no securities on loan under the lending agreement.

(b)	Non-income producing.

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2015 12

Schedule of Portfolio Investments
MIDAS PERPETUAL PORTFOLIO
	Financial Statements	June 30, 2015 (Unaudited)

Shares		Value
Gold (24.40%)

11,600	SPDR Gold Trust (a) (b) (Cost $1,226,058)	$ 1,303,492

Silver (6.93%)

24,643	iShares Silver Trust (a) (b) (Cost $302,396)	370,384

Swiss Franc Assets (27.43%) (c)

907,000	Switzerland Government 2.50% Notes, due 3/12/16	994,155
400,000	Switzerland Government 3.00% Notes, due 1/8/18	470,781

Total Swiss franc assets (Cost $1,375,999)		1,464,936

Hard Asset Securities (20.52%)

Agricultural Chemicals (4.09%)

2,678	Syngenta AG ADR (a)	218,552

Conglomerate (4.33%)

6,000	Loews Corp. (a)	231,060

Metal Mining (5.55%)

1,800	BHP Billiton Limited (a)	73,278
10,000	First Quantum Minerals Ltd.	130,802
2,249	Rio Tinto plc ADR	92,681

		296,761

Mining & Quarrying of Nonmetallic Minerals (0.81%)

2,694	Sociedad Quimica Y Minera De Chile S.A.	43,158

Other Natural Resources Companies (0.09%)

720	South32 Limited (b)	4,831

Petroleum Refining (1.56%)

1,000	Exxon Mobil Corp.	83,200

Real Estate Investment Trusts (1.19%)

2,000	Tanger Factory Outlet Centers, Inc.	63,400

See Notes to Financial Statements.
13 MIDAS SEMI-ANNUAL REPORT 2015

Schedule of Portfolio Investments
MIDAS PERPETUAL PORTFOLIO
	Financial Statements	(Unaudited) continued

Shares		Value
Steel Works, Blast Furnaces & Rolling Mills (2.90%)

3,519	Nucor Corp. (a)	$155,082

Total hard asset securities (Cost $1,427,375)		1,096,044

Large Capitalization Growth Stocks (32.10%)

Cable & Other Pay Television Services (4.51%)

7,400	Twenty-First Century Fox, Inc. Class A	240,833

Cigarettes (1.50%)

1,000	Philip Morris International, Inc.	80,170

Computer & Office Equipment (5.94%)

1,950	International Business Machines Corporation	317,187

Finance Services (1.46%)

1,000	American Express Company (a)	77,720

Motor Vehicles & Passenger Car Bodies (4.34%)

5,000	Volkswagen AG	231,550

Pharmaceutical Preparations (5.72%)

4,500	Merck & Co., Inc.	256,185
1,000	Sanofi ADR	49,530

		305,715

Retail - Variety Stores (4.38%)

3,300	Wal-Mart Stores, Inc. (a)	234,069

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (4.25%)

2,900	The Procter & Gamble Company (a)	226,896

Total large capitalization growth stocks (Cost $1,738,188)		1,714,140

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2015 14

Schedule of Portfolio Investments
MIDAS PERPETUAL PORTFOLIO
	Financial Statements	(Unaudited) concluded

Shares		Value
Money Market Fund (0.03%)

1,664	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $1,664)	$ 1,664

Total investments (Cost $6,071,680) (111.41%)		5,950,660

Liabilities in excess of other assets (-11.41%)		(609,540)

Net assets (100.00%)		$5,341,120

(a)

All or a portion of these securities have been pledged as collateral and held in a segregated account pursuant to the Committed Facility Agreement. As of June 30, 2015, the value of securities pledged as collateral was $2,710,741 and there were no securities on loan under the lending agreement.

(b)	Non-income producing.
(c)	Principal amount denominated in Swiss francs.
ADR	means “American Depositary Receipt.”

See Notes to Financial Statements.
15 MIDAS SEMI-ANNUAL REPORT 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Financial Statements	(Unaudited)

June 30, 2015	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Assets
Investments, at cost	$34,041,874	$10,277,713	$6,071,680

Investments, at value	$13,203,871	$17,795,016	$5,950,660
Cash	-	-	8,492
Receivables
Dividends	1,837	16,625	4,626
Fund shares sold	1,100	-	-
Interest	-	-	8,786
Foreign withholding taxes reclaimed	-	3,105	56,971
Other assets	24,945	7,426	7,073

Total assets	13,231,753	17,822,172	6,036,608

Liabilities
Bank credit facility borrowing	-	3,472,691	630,972
Payables
Accrued expenses	84,699	55,233	57,725
Investment management fees	11,451	11,624	2,266
Administrative services	11,130	7,382	3,392
Distribution fees	2,863	12,112	1,133
Fund shares redeemed	654	-	-

Total liabilities	110,797	3,559,042	695,488

Net assets	$13,120,956	$14,263,130	$5,341,120

Shares outstanding, $0.01 par value	14,136,291	623,468	5,515,319

Net asset value, offering, and redemption price per share	$0.93	$22.88	$0.97

Net assets consist of
Paid in capital	$78,902,363	$4,808,509	$5,264,910
Undistributed net investment loss	(275,168)	(118,874)	(63,613)
Accumulated net realized gain (loss) on investments and foreign currencies	(44,668,233)	2,047,162	260,310
Net unrealized appreciation (depreciation) on investments and foreign currencies	(20,838,006)	7,526,333	(120,487)

	$13,120,956	$14,263,130	$5,341,120

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2015 16

STATEMENTS OF OPERATIONS
	Financial Statements	(Unaudited)

For the Six Months Ended June 30, 2015	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Investment income
Dividends	$159,601	$181,038	$57,100
Foreign tax withholding	(4,635)	(1,965)	(1,172)
Interest	-	-	5,947

Total investment income	154,966	179,073	61,875

Expenses
Investment management	72,147	71,029	14,213
Transfer agent	71,040	26,750	13,150
Administrative services	45,970	42,620	17,195
Distribution	18,037	74,093	7,107
Shareholder communications	16,770	7,719	1,865
Auditing	16,090	12,670	10,860
Bookkeeping and pricing	15,855	13,445	14,145
Registration	14,900	16,640	20,665
Legal	10,850	8,300	9,440
Trustees	7,376	10,231	8,655
Insurance	3,620	2,715	1,086
Custodian	2,925	2,715	2,595
Other	459	360	126
Interest on bank credit facility	-	11,860	4,386

Total expenses	296,039	301,147	125,488

Net investment loss	(141,073)	(122,074)	(63,613)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(1,035,051)	818,898	214,131
Foreign currencies	(69)	(7,172)	(3,304)
Unrealized appreciation (depreciation) on
Investments	270,323	(792,346)	(260,063)
Translation of assets and liabilities in foreign currencies	28	30	1,677

Net realized and unrealized gain (loss)	(764,769)	19,410	(47,559)

Net decrease in net assets resulting from operations	$(905,842)	$ (102,664)	$(111,172)

See Notes to Financial Statements.
17 MIDAS SEMI-ANNUAL REPORT 2015

STATEMENTS OF CHANGES IN NET ASSETS
	Financial Statements	(Unaudited)

	MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO

	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment loss	$(141,073)	$(345,934)	$(122,074)	$(320,915)	$(63,613)	$(82,944)
Net realized gain (loss)	(1,035,120)	(8,586,788)	811,726	2,073,458	210,827	79,582
Unrealized appreciation (depreciation)	270,351	3,386,817	(792,316)	(1,494,234)	(258,386)	(366,157)

Net increase (decrease) in net assets resulting from operations	(905,842)	(5,545,905)	(102,664)	258,309	(111,172)	(369,519)

Distributions to shareholders
Net realized gains	-	-	-	(1,091,216)	-	(98,972)

Total distributions	-	-	-	(1,091,216)	-	(98,972)

Capital share transactions
Change in net assets resulting from capital share transactions (a)	(234,350)	(1,012,448)	(820,008)	(719,699)	(516,239)	(1,281,789)
Redemption fees	783	3,804	-	501	-	369

Decrease in net assets resulting from capital share transactions	(233,567)	(1,008,644)	(820,008)	(719,198)	(516,239)	(1,281,420)

Total change in net assets	(1,139,409)	(6,554,549)	(922,672)	(1,552,105)	(627,411)	(1,749,911)

Net assets
Beginning of period	14,260,365	20,814,914	15,185,802	16,737,907	5,968,531	7,718,442

End of period (b)	$13,120,956	$14,260,365	$14,263,130	$15,185,802	$5,341,120	$5,968,531

(a) Capital share transactions were as follows:
Value
Shares sold	$930,608	$2,726,026	$396,950	$551,136	$102,625	$280,352
Shares issued on reinvestment of distributions	-	-	-	1,042,609	-	98,276
Shares redeemed	(1,164,958)	(3,738,474)	(1,216,958)	(2,313,444)	(618,864)	(1,660,417)

Net decrease	$(234,350)	$(1,012,448)	$(820,008)	$(719,699)	$(516,239)	$(1,281,789)

Number
Shares sold	902,379	1,952,734	16,862	23,010	102,607	262,124
Shares issued on reinvestment of distributions	-	-	-	44,670	-	98,276
Shares redeemed	(1,113,511)	(2,657,729)	(52,292)	(96,771)	(608,286)	(1,541,479)

Net decrease	(211,132)	(704,995)	(35,430)	(29,091)	(505,679)	(1,181,079)

(b) Undistributed net investment income (loss) in net assets at end of period	$(275,168)	$(134,095)	$(118,874)	$3,200	$(63,613)	$-

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2015 18

STATEMENTS OF CASH FLOWS
	Financial Statements	(Unaudited)

For the Six Months Ended June 30, 2015	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Cash flows from operating activities
Net decrease in net assets resulting from operations	$ (905,842)	$(102,664)	$(111,172)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	1,305,886	1,856,248	1,412,006
Purchase of long term investments	(611,617)	(2,417,542)	(440,762)
Unrealized (appreciation) depreciation of investments and foreign currencies	(270,351)	792,316	258,386
Net realized loss (gain) on sales of investments and foreign currencies	1,035,120	(811,726)	(210,827)
Net purchases of short term investments	(288,527)	(12,129)	(4,115)
Amortization of premium of investment securities	-	-	12,388
Decrease in dividends receivable	3,351	1,235	1,358
Decrease in interest receivable	-	-	12,555
Increase in foreign withholding taxes reclaimed	-	(3,075)	(589)
Decrease in other assets	3,620	2,714	1,084
(Decrease) increase in accrued expenses	(14,609)	(8,913)	3,468
Decrease in investment management fees payable	(831)	(978)	(326)
Increase (decrease) in administrative services payable	703	(3,989)	(778)
Decrease in distribution fees payable	(208)	(1,078)	(163)

Net cash provided by (used in) operating activities	256,695	(709,581)	932,513

Cash flows from financing activities
Bank credit facility borrowing (repayment), net	-	1,777,608	(402,203)
Net shares redeemed	(256,695)	(1,068,027)	(521,818)

Net cash (used in) provided by financing activities	(256,695)	709,581	(924,021)

Net change in cash	-	-	8,492

Cash
Beginning of period	-	-	-

End of period	$-	$-	$8,492

Supplemental disclosure of cash flow information
Cash paid for interest on bank credit facility	$-	$15,420	$4,491

See Notes to Financial Statements.
19 MIDAS SEMI-ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	June 30, 2015 (Unaudited)

1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund, Midas Magic, and Midas Perpetual Portfolio (each individually, a “Fund”, and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The investment objective of Midas Perpetual Portfolio is to preserve and increase the purchasing power value of its shares over the long term with a policy of investing target percentage ranges of its total assets in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. The Trust retains Midas Management Corporation as its Investment Manager of each Fund.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

MIDAS SEMI-ANNUAL REPORT 2015 20

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Midas Fund and Midas Magic each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and directors, or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2012 - 2014) or expected to be taken in the Funds’ 2015 tax returns.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES  The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the annual management fee is 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. With respect to Midas Perpetual Portfolio, the annual management fee is .50% of the first $250 million, .45% from $250 million to $500 million, and .40% over $500 million.

21 MIDAS SEMI-ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

The Trust on behalf of each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Magic) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Magic, and Midas Perpetual Portfolio each reimbursed the Distributor $9,675, $821, and $485, respectively, for payments made to certain brokers for record keeping services for the six months ended June 30, 2015.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2015, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Compliance	$ 24,500	$ 21,910	$ 8,710

Accounting	21,470	20,710	8,485

Total	$ 45,970	$ 42,620	$ 17,195

3 DISTRIBUTABLE EARNINGS  During the year ended December 31, 2014, Midas Magic and Midas Perpetual Portfolio paid distributions comprised of long term capital gains of $1,091,216 and $98,972, respectively.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Accumulated net realized loss on investments	$(43,426,720)	$-	$ -

Undistributed capital gains	-	2,053,182	101,451

Undistributed net investment loss	-	-	-

Net unrealized appreciation (depreciation)	(21,242,452)	8,321,849	137,899

Post-October losses	(206,393)	(817,746)	(51,968)

Total	$(64,875,565)	$9,557,285	$ 187,382

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for a Fund to utilize based on the results of future transactions. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

At December 31, 2014, Midas Fund had net a capital loss carryover of $43,426,720 of which $867,185 of short term and $31,246,030 of long term losses may be carried forward indefinitely and $11,313,505 expires in 2017.

MIDAS SEMI-ANNUAL REPORT 2015 22

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

4 VALUE MEASUREMENTS  A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds – The fair value of bonds is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

23 MIDAS SEMI-ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

The following is a summary of the inputs used as of June 30, 2015 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common stocks	$ 11,465,871	$ 108,708	$ -	$ 11,574,579
Money market fund	1,629,292	-	-	1,629,292
Total investments, at value	$ 13,095,163	$ 108,708	$ -	$ 13,203,871

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common stocks	$ 17,790,055	$ -	$ -	$ 17,790,055
Money market fund	4,961	-	-	4,961
Total investments, at value	$ 17,795,016	$ -	$ -	$ 17,795,016

MIDAS PERPETUAL PORTFOLIO	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Gold	$ 1,303,492	$ -	$ -	$ 1,303,492
Silver	370,384	-	-	370,384
Swiss franc assets	-	1,464,936	-	1,464,936
Hard asset securities	1,096,044	-	-	1,096,044
Large capitalization growth stocks	1,714,140	-	-	1,714,140
Money market fund	1,664	-	-	1,664
Total investments, at value	$ 4,485,724	$ 1,464,936	$ -	$ 5,590,660

There were no securities that transferred from level 1 at December 31, 2014 to level 2 at June 30, 2015 for any of the Funds.

MIDAS SEMI-ANNUAL REPORT 2015 24

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

5  INVESTMENT TRANSACTIONS  The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of June 30, 2015, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Midas Fund	$ 34,041,874	$ 108,708	$ (20,946,711)	$ (20,838,003)
Midas Magic	$ 10,277,713	$ 7,810,098	$ (292,795)	$ 7,517,303
Midas Perpetual Portfolio	$ 6,071,680	$ 301,247	$ (422,267)	$ (121,020)

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the six months ended June 30, 2015 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Purchases	$ 611,617	$ 2,417,542	$ 440,762
Proceeds	$ 1,305,886	$ 1,856,248	$ 1,412,006

6  ILLIQUID AND RESTRICTED SECURITIES  Midas Fund owns securities categorized in level 2 which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2015 were as follows:

	Acquisition Date	Cost	Value

Ivanhoe Mines Ltd. Class A	4/30/97	$ 0	$ 79,354
Ivanhoe Mines Ltd. Class B	4/30/97	0	29,354
Total		$ 0	$ 108,708
Percent of net assets		0.0%	0.8%

7  BORROWING AND SECURITIES LENDING  The Trust has entered into a Committed Facility Agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows it to adjust its credit facility up to $25,000,000 subject to BNP’s approval, and a Lending Agreement, as defined below. Under the Lending Agreement with BNP, BNP may make loans to each Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and the Lending Agreement (collectively, the “Lending Agreements”) are secured by assets of the borrowing Fund (the “pledged collateral”) that are held in a segregated account with the Fund’s custodian. Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Trust adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred.

25 MIDAS SEMI-ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

The Lending Agreements provide that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP. BNP may re-register the Lent Securities in its own name or in another name other than the Fund’s and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. BNP must remit payment to a Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by a Fund to BNP (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Funds’ custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Funds’ custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Funds may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to approximately equal the Current Borrowings. The Funds can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Funds’ custodian no later than three business days after such request. If a Fund recalls a Lent Security and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Funds’ custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Funds also have the right to apply and set-off an amount equal to 100% of the then-current fair value of such Lent Securities against the Current Borrowings. The Funds earn securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities during the period ended June 30, 2015 for Midas Fund, Midas Magic, or Midas Perpetual Portfolio.

The outstanding loan balance and the value of eligible collateral investments at June 30, 2015, and the average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate under the CFA for the six months ended June 30, 2015 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Outstanding balance	$-	$3,472,691	$630,972
Value of eligible collateral	$7,516,604	$10,347,062	$2,710,741
Average daily amount outstanding	$-	$2,299,351	$845,720
Maximum outstanding during the period	$-	$3,472,691	$1,140,069
Weighted average interest rate	-	1.03%	1.03%

8 PORTFOLIO CONCENTRATION  Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk. As of June 30, 2015, Midas Magic held approximately 19% and 20% of its net assets in Berkshire Hathaway, Inc. and MasterCard Incorporated, respectively, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

MIDAS SEMI-ANNUAL REPORT 2015 26

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

9  FOREIGN SECURITIES RISK  Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

10 CONTINGENCIES  The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

27 MIDAS SEMI-ANNUAL REPORT 2015

FINANCIAL HIGHLIGHTS
	Financial Statements	(Unaudited)

MIDAS FUND	Six Months Ended June 30, 2015	For the Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$0.99	$1.38	$2.59	$3.57	$5.65	$3.82
Income (loss) from investment operations:
Net investment loss (1)	(0.01)	(0.02)	(0.02)	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.05)	(0.37)	(1.19)	(0.94)	(1.96)	1.90
Total from investment operations	(0.06)	(0.39)	(1.21)	(0.98)	(2.02)	1.83
Less distributions:
Net investment income	-	-	-	-	(0.06)	-
Net asset value, end of period*	$0.93	$0.99	$1.38	$2.59	$3.57	$5.65

Total Return	(6.06)%	(28.26)%	(46.72)%	(27.45)%	(35.97)%	47.91%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$13,121	$14,260	$20,815	$44,884	$72,973	$139,644
Ratio of total expenses to average net assets	4.07%†	3.04%	3.02%	2.94%	2.31%	2.29%
Ratio of net expenses excluding loan interest and fees to average net assets	4.07%†	2.97%	2.96%	2.85%	2.16%	2.14%
Ratio of net investment loss to average net assets	(1.94)%†	(1.69)%	(1.30)%	(1.49)%	(1.30)%	(1.58)%
Portfolio turnover rate	5%	31%	17%	12%	44%	63%

(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.
† Annualized.

MIDAS MAGIC	Six Months Ended June 30, 2015	For the Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$23.05	$24.33	$18.73	$16.00	$14.73	$13.94
Income (loss) from investment operations:
Net investment loss (1)	(0.19)	(0.50)	(0.46)	(0.57)	(0.48)	(0.48)
Net realized and unrealized gain on investments	0.02	0.96	7.53	3.30	1.75	1.27
Total from investment operations	(0.17)	0.46	7.07	2.73	1.27	0.79
Less distributions:
Realized gains	-	(1.74)	(1.47)	-	-	-
Net asset value, end of period*	$22.88	$23.05	$24.33	$18.73	$16.00	$14.73

Total Return	(0.74)%	1.82%	37.79%	17.06%	8.62%	5.67%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$14,263	$15,186	$16,738	$13,245	$11,768	$12,240
Ratio of total expenses to average net assets	4.03%†	3.59%	3.37%	4.93%	4.16%	4.22%
Ratio of net expenses excluding loan interest and fees to average net assets	3.87%†	3.49%	3.31%	4.76%	3.83%	3.84%
Ratio of net investment loss to average net assets	(1.63)%†	(2.00)%	(2.10)%	(3.18)%	(3.17)%	(3.39)%
Portfolio turnover rate	11%	30%	13%	20%	4%	0%

(1) Average shares outstanding during the period are used to calculate per share data. * Redemption fees from capital share transactions were less than $0.005 per share. † Annualized.

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2015 28

FINANCIAL HIGHLIGHTS
	Financial Statements	(Unaudited)

MIDAS PERPETUAL PORTFOLIO	Six Months Ended June 30, 2015	For the Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$0.99	$1.07	$1.28	$1.22	$1.30	$1.15
Income (loss) from investment operations:
Net investment loss (1)	(0.01)	(0.01)	-	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.01)	(0.05)	(0.10)	0.08	0.02	0.16
Total from investment operations	(0.02)	(0.06)	(0.10)	0.06	0.01	0.15
Less distributions:
Net investment income	-	-	-	-	(0.01)	-
Realized gains	-	(0.02)	(0.11)	-	(0.08)	-
Total distributions	-	(0.02)	(0.11)	-	(0.09)	-
Net asset value, end of period*	$0.97	$0.99	$1.07	$1.28	$1.22	$1.30

Total Return (2)	(2.02)%	(5.93)%	(8.17)%	4.92%	0.96%	13.04%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$5,341	$5,969	$7,718	$14,515	$15,459	$10,620
Ratio of total expenses to average net assets (3)	4.38%†	2.54%	2.22%	2.98%	1.85%	2.51%
Ratio of net expenses to average net assets (2) (4)	4.38%†	2.54%	1.81%	2.48%	1.35%	1.93%
Ratio of net expenses excluding loan interest and fees to average net assets	4.23%†	2.47%	1.69%	2.48%	1.35%	1.90%
Ratio of net investment loss to average net assets (2)	(2.22)%†	(1.17)%	(0.38)%	(1.42)%	(0.45)%	(1.03)%
Portfolio turnover rate	7%	22%	0%	0%	44%	4%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.41% for the year ended December 31, 2013 and by 0.50% and 0.50% for the years ended December 31, 2012 and 2011, respectively, and by 0.50% and 0.08% by the Investment Manager and Distributor, respectively, for the year ended December 31, 2010. The impact of the fee waivers and reimbursements is reflected in the total return, the ratio of net expenses to average net assets, and the ratio of net investment income (loss) to average net assets.

(3) “Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.

(4) “Net expenses” are the expenses of the Fund as presented in the Statement of Operations after fee waivers.

  *  Redemption fees from capital share transactions were less than $0.005 per share.

 † Annualized.

See Notes to Financial Statements.
29 MIDAS SEMI-ANNUAL REPORT 2015

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS	(Unaudited)
Supplemental Information

The renewal of the investment management agreement (“Agreement”) between Midas Series Trust (“Trust”) and the investment manager, Midas Management Corporation (“Investment Manager”), on behalf of Midas Fund, Midas Magic, and Midas Perpetual Portfolio (“Perpetual Portfolio”) (together, the “Funds”), was unanimously approved by the Trust’s Board of Trustees (“Board”), including all of the Trust’s trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined under the Investment Company Act of 1940, as amended, at an in person meeting held on March 11, 2015 (“Meeting”). In this connection, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of each Fund with a peer group of broadly comparable funds as determined by Lipper, Inc. (“Lipper”), an independent data service; information regarding each Fund’s investment performance on an absolute basis and in comparison to a relevant peer group of funds as determined by Lipper; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Funds and the record of compliance with the compliance programs of the Funds, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; the Investment Manager’s gifts and entertainment log; and the reasonableness and appropriateness of the fee paid by each Fund for the services provided.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Funds, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Funds. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Funds, making investment decisions for the Funds, monitoring the investment operations and composition of the Funds, and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Funds. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds. The Board evaluated the level of skill required to manage the Funds and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Funds. The Board noted that the Investment Manager has managed the series of the Trust and its predecessors for several years and indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of each Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Funds. The Board noted that the Investment Policy Committee (“IPC”) of the Investment Manager had not changed its investment philosophy or investment process applied in managing Midas Magic and Perpetual Portfolio and that Thomas Winmill, as the sole portfolio manager of Midas Fund, had not made such changes in managing Midas Fund. The Board was reminded of the revisions to the principal investment strategies of Perpetual Portfolio to change the fixed target percentages of its investments in the gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks investment categories to fixed target percentage ranges.

The Board also considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Funds. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Funds, given each Fund’s investment objective(s) and policies.

In its review of comparative information with respect to each Fund’s investment performance, the Board received information from Lipper comparing each Fund’s investment performance on an absolute basis and to that of a peer group of investment companies pursuing broadly similar strategies selected by Lipper.

With respect to Midas Fund, the Board observed that Midas Fund’s total return underperformed the average and median total return of its Lipper peer group for the one, two, three, four, five, and ten year periods ended December 31, 2014. The Board discussed with personnel of the Investment Manager the factors that contributed to Midas Fund’s underperformance and the steps that the Investment Manager had taken, or intended to take, to seek to improve Midas Fund’s short and long term performance. The Board concluded that Midas Fund’s performance is being addressed and noted that it would continue to monitor these efforts and the performance of Midas Fund.

MIDAS SEMI-ANNUAL REPORT 2015 30

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS	(Unaudited)
Supplemental Information

With respect to Midas Magic, the Board observed that Midas Magic’s total return performance exceeded the average and median total return performance of its Lipper peer group for the four year period ended December 31, 2014, exceeded the average and matched the median for the five year period, and underperformed in the one, two, three, and ten year periods. The Chairman of the Board noted that Magic’s returns were hindered by the underperformance of its investments in energy related companies. The Board observed that Magic slightly underperformed in the two, three, five, and ten year periods ended December 31, 2014 and was reminded that Magic ranked in the first quintile of its Lipper peer group for the one, two, three, and four year periods ended December 31, 2013. After discussion, the Board concluded that Magic’s performance was within a range that it deemed competitive.

With respect to Perpetual Portfolio, the Board observed that Perpetual Portfolio’s total return performance underperformed the average and median total return of its Lipper peer group for the one, two, three, four, five, and ten year periods ended December 31, 2014. In this regard, the Board noted that Perpetual Portfolio had initiated its target allocation strategy in January 2009 and shifted such strategy in April 2012. The Board considered the impact such changes may have had on Perpetual Portfolio’s performance relative to its Lipper peer group. The Chairman noted that positive returns from the target allocation to large growth companies were offset by the allocations to precious metals and hard asset securities. The Board discussed with personnel of the Investment Manager the factors that contributed to Perpetual Portfolio’s underperformance over certain periods and the steps that the Investment Manager had taken, or intended to take, to seek to improve Perpetual Portfolio’s performance. The Board concluded that Perpetual Portfolio’s underperformance is being addressed and noted that it would continue to monitor these efforts and the performance of Perpetual Portfolio.

The Board noted that performance is only one of the factors that it deems relevant to its consideration of an Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Fund’s underperformance.

With respect to its review of the fees payable under the Agreement, the Board considered information from Lipper comparing each Fund’s management fees and expense ratios to those of a peer group. The Board observed that (i) Midas Fund’s management fee was higher than the median in its Lipper peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median in its Lipper peer group; (ii) Midas Magic’s management fee was higher than the median in its Lipper peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median in its Lipper peer group; and (iii) Perpetual Portfolio’s management fee was lower than the median in its Lipper peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median in its Lipper peer group.

In reviewing the information regarding the expense ratios of each Fund, the Board concluded that although each Fund’s expense ratio, excluding extraordinary expenses, was within a higher range relative to its Lipper peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provided to each Fund. The Board recognized that each Fund’s advisory fee includes ‘breakpoints,’ which would result in lower advisory fees as Fund assets increase. The Board noted that economies of scale may develop for each Fund as its assets increase and Fund level expenses decline as a percentage of assets, although such economies of scale may not necessarily be experienced by the Investment Manager.

The information provided assisted the Board in concluding that the fee paid by each Fund is within the range of those paid by comparable funds within the fund industry. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Funds. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Funds.

The Board also considered the profitability of the Investment Manager from its association with the Funds. In this regard, the Board considered the costs of the services provided by and the profits realized, if any, by the Investment Manager in connection with the operation of the Funds and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in the Funds that are part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Funds.

31 MIDAS SEMI-ANNUAL REPORT 2015

ADDITIONAL INFORMATION
	Supplemental Information	(Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s quarterly reports on Form N-Q are also available on its website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

 INVEST WITH MIDAS Account Information

MIDAS FUNDS OFFER

•	Regular Accounts

•	IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small-business owners), Roth, and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts

•	Health Savings Accounts

•	Online and toll free telephone account access

•	Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Bank Transfer Plan and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com, click Account Access at the top menu bar and then log into THE MIDAS TOUCH - Account Access

(2)	after logging in, at the Portfolio Summary, click on Account Detail from the left side menu and then, if applicable, select an Account Number/Fund under the drop-down list, and

(3)

click on Electronic Document Delivery. On this page you can choose to have either account and confirmation statements or regulatory items, such as annual and semi-annual reports and prospectuses, or both, sent to any e-mail address you wish. Repeat this step for each of your Midas accounts. That’s it!

Cautionary Note Regarding Forward Looking Statements -One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from a Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate or sovereign bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which a Fund invests, distribution policy risk, management risk, and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward looking statements made herein, whether as a result of new information, future events, or otherwise. There is no assurance that a Fund’s investment objectives will be attained.

MIDAS SEMI-ANNUAL REPORT 2015 32

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS
Opening Your New Account

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.

1 Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.

2 Follow the instructions and complete the information to open a new account.

3 Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.
1

REGISTRATION  If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2

MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP  If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3

CHOOSE FUND(S) AND AMOUNT INVESTED  Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Automatic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.
5

SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/e-delivery.

6

COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7

MIDAS SHAREHOLDER SERVICES - MIDAS BANK TRANSFER PLAN/THE MIDAS TOUCH®  With the free Midas Bank Transfer Plan, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Bank Transfer Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start. All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers among the three Midas Funds, and perform transactions through a Shareholder Services Representative. To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL  Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE  Call 1-800-400-MIDAS (6432) between 8 am and 6 pm ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 AM AND 6 PM ET ON BUSINESS DAYS.

33 MIDAS SEMI-ANNUAL REPORT 2015

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION(Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 am - 6 pm ET. Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:

Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

Minor’s Address (if different than custodian address)		City	State / Zip

2 MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP

Street Address (physical address)	City	State / Zip	Daytime Telephone

Mailing Address (if different from above)	City	State / Zip	Daytime Telephone

	Citizen of ☐ U.S. ☐ Other:		Citizen of ☐ U.S. ☐ Other:

E-mail Address	Owner (If other, attach IRS Form W-8.)		Joint Owner (If other, attach IRS Form W-8.)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Bank Transfer Plan (see Section 7).

MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO		TOTAL

$	+	$	+	$	=	$

By Check:	Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:

Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Please indicate the assigned Midas account number                      and the date the wire was sent                     .]

4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares. ☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com/e-delivery.

SAR15

MIDAS SEMI-ANNUAL REPORT 2015 34

6 COST BASIS  If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐Average Cost  ☐ First In, First Out  ☐Last In, First Out  ☐Low Cost, First Out   ☐High Cost, First Out  ☐Loss/Gain Utilization

☐Specific Lot Identification  We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com/tax-planning for information on cost basis.

7 MIDAS BANK TRANSFER PLAN AND THE MIDAS TOUCH -  Check the box for the service(s) you want for your account, and below please attach a voided check.

☐  Midas Bank Transfer Plan - Starting                              (date) automatically purchase shares of                                      (Fund Name) each month by transferring $                                                   ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐   THE MIDAS TOUCH -  All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer among the three Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to get THE MIDAS TOUCH,

please attach a voided check.

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date This Account Application must be signed and completed by all authorized signers.

35 MIDAS SEMI-ANNUAL REPORT 2015

With THE MIDAS TOUCH, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS P.O. BOX 6110 INDIANAPOLIS, IN 46206-6110 1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. For performance data current to the most recent month-end, visit www.MidasFunds.com. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA.

11 Hanover Square

New York, NY 10005

Return Service Requested

SAR15

11 Hanover Square

New York, NY 10005

Return Service Requested

SAR15

 Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit EX-99.

(a)(3)	Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-99 906.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 27, 2015	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

August 27, 2015	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

August 27, 2015	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

August 27, 2015	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer